STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                -----------------


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE THE COMPANY AT: 1-888-262-8131, 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS ARE DATED DECEMBER 30, 1999.







                                TABLE OF CONTENTS


COMPANY  ............................................................3

EXPERTS  ............................................................3

LEGAL OPINIONS.......................................................3

DISTRIBUTOR..........................................................3

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE....................3

CALCULATION OF PERFORMANCE DATA......................................4

FEDERAL TAX STATUS..................................................16

ANNUITY PROVISIONS..................................................23

MORTALITY AND EXPENSE GUARANTEE.....................................24

FINANCIAL STATEMENTS................................................24




                                     COMPANY

Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri, 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

                                     EXPERTS

The financial statements of BMA Variable Annuity Account A as of and for the year ended December 31, 1998, and for the period from November 24, 1997 (inception) to December 31, 1997, and the consolidated financial statements of Business Men's Assurance Company of America at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, have been audited by Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, independent auditors, as set forth in their reports, and are given upon the authority of such firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts.

                                   DISTRIBUTOR

Jones & Babson, Inc., acts as the distributor. The offering is on a continuous basis.

                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

     1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

     3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination of the Withdrawal Charge will be unfairly discriminatory to any person.

                         CALCULATION OF PERFORMANCE DATA

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                                           n
                                P ( 1 + T)    =  ERV


Where:

     P    = a hypothetical initial payment of $1,000

     T    = average annual total return

     n    = number of years

     ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

Yield

THE MONEY MARKET PORTFOLIO. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a particular period of time (generally seven days). The return is determined by dividing the net change (exclusive of any capital changes) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

(Effective yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

OTHER PORTFOLIOS. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                                          6
              Yield  =  2  [[(a-b)  +  1]    -  1]
                             ----
                             cd

Where:

     a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

     b = expenses accrued for the period (net of reimbursements).

     c = the average daily number of accumulation units outstanding during the period.

     d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio. Performance Information

Section I - PERFORMANCE INFORMATION OF SEPARATE ACCOUNT


The following total return information reflects performance for the accumulation units of the Separate Account investing in Investors Mark Series Fund, Inc. for the periods shown. Charts 1A-B reflect the deduction of the coverage charge and the operating expenses of the Portfolio. Charts 2A-B reflect the deduction of the coverage charge, contract maintenance charge, withdrawal charge and the operating expenses of the Portfolio. The inception dates shown below reflect the dates the Separate Account first invested in the Portfolio. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


Chart 1-A (reflects 1.45% coverage charge and Portfolio expenses) ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:

                                             Separate
                                             Account
                                             Inception
                                             Date in            1 Year          Since Inception
                                             Portfolio
Investors Mark Series Fund
Intermediate Fixed Income                         11/24/97      -2.13%               2.02%
Mid Cap Equity                                    11/24/97       9.39%               1.42%
Money Market                                      11/24/97       2.91%               3.57%
Fixed Income                                      11/24/97      -1.03%               3.19%
Small Cap Equity                                  11/24/97      29.70%              -4.36%
Large Cap Growth                                  11/24/97      30.49%              20.07%
Large Cap Value                                   11/24/97      12.50%               0.00%
Growth & Income                                   11/24/97      21.91%              10.76%
Balanced                                          11/24/97       4.58%              -4.12%
Berger/BIAM IPT-International                     11/24/97      27.87%               7.41%
Dreyfus / Stock Index                               2/8/99        N/A                2.34%
Dreyfus / Disciplined Stock                        3/24/99        N/A                2.55%
Invesco / High Yield                               3/11/99        N/A                2.66%
Invesco / Industrial Income                        2/16/99        N/A                7.21%
Lazard / Small Cap                                  4/6/99        N/A               23.76%
American Century / VP Income & Growth               2/8/99        N/A                4.23%
American Century / VP Value                        3/24/99        N/A                8.46%

Chart 1-B (reflects 1.25% coverage charge and Portfolio expenses) ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:


                                             Separate
                                             Account
                                             Inception
                                             Date in            1 Year          Since Inception
                                             Portfolio

Investors Mark Series Fund
Intermediate Fixed Income                         11/24/97             -1.93%                2.22%
Mid Cap Equity                                    11/24/97              9.61%                1.62%
Money Market                                      11/24/97              3.11%                3.77%
Fixed Income                                      11/24/97             -0.83%                3.40%
Small Cap Equity                                  11/24/97             29.96%               -4.17%
Large Cap Growth                                  11/24/97             30.76%               20.31%
Large Cap Value                                   11/24/97             12.72%                0.20%
Growth & Income                                   11/24/97             22.15%               10.98%
Balanced                                          11/24/97              4.79%               -3.93%
Berger/BIAM IPT-International                     11/24/97             28.13%                7.63%
Dreyfus / Stock Index                               2/8/99                N/A                2.55%
Dreyfus / Disciplined Stock                        3/24/99                N/A                2.76%
Invesco / High Yield                               3/11/99                N/A                2.87%
Invesco / Industrial Income                        2/16/99                N/A                7.43%
Lazard / Small Cap                                  4/6/99                N/A               24.01%
American Century / VP Income & Growth               2/8/99                N/A                4.44%
American Century / VP Value                        3/24/99                N/A                8.67%



Chart  2-A  (reflects  1.45%  coverage  charge,   contract  maintenance  charge,
withdrawal Charge and Portfolio expenses) AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:


                                                   Separate
                                                   Account     1 Year              Since Inception
                                                  Inception
                                                   Date in
                                                  Portfolio
Intermediate Fixed Income                             11/24/97         -7.72%               -1.07%
Mid Cap Equity                                        11/24/97          3.85%               -1.71%
Money Market                                          11/24/97         -2.66%                0.52%
Fixed Income                                          11/24/97         -6.61%                0.14%
Small Cap Equity                                      11/24/97         24.24%               -7.73%
Large Cap Growth                                      11/24/97         25.04%               17.43%
Large Cap Value                                       11/24/97          6.97%               -3.19%
Growth & Income                                       11/24/97         16.42%                7.89%
Balanced                                              11/24/97         -0.98%               -7.44%
Berger/BIAM IPT-International                         11/24/97         22.41%                4.43%
Dreyfus / Stock Index                                   2/8/99            N/A               -7.72%
Dreyfus / Disciplined Stock                            3/24/99            N/A               -9.74%
Invesco / High Yield                                   3/11/99            N/A               -8.82%
Invesco / Industrial Income                            2/16/99            N/A               -3.33%
Lazard / Small Cap                                      4/6/99            N/A                9.42%
American Century / VP Income & Growth                   2/8/99            N/A               -5.88%
American Century / VP Value                            3/24/99            N/A               -4.09%



Chart  2-B  (reflects  1.25%  coverage  charge,   contract  maintenance  charge,
withdrawal charge and Portfolio expenses) AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:


                                                   Separate
                                                   Account     I Year        Since Inception
                                                  Inception
                                                   Date in
                                                  Portfolio
Intermediate Fixed Income                             11/24/97         -7.52%              -0.86%
Mid Cap Equity                                        11/24/97          4.07%              -1.50%
Money Market                                          11/24/97         -2.45%               0.73%
Fixed Income                                          11/24/97         -6.41%               0.35%
Small Cap Equity                                      11/24/97         24.50%              -7.53%
Large Cap Growth                                      11/24/97         25.31%              17.68%
Large Cap Value                                       11/24/97          7.20%              -2.98%
Growth & Income                                       11/24/97         16.67%               8.12%
Balanced                                              11/24/97         -0.77%              -7.24%
Berger/BIAM IPT-International                         11/24/97         22.67%               4.65%
Dreyfus / Stock Index                                   2/8/99            N/A              -7.52%
Dreyfus / Disciplined Stock                            3/24/99            N/A              -9.34%
Invesco / High Yield                                   3/11/99            N/A              -8.63%
Invesco / Industrial Income                            2/16/99            N/A              -3.13%
Lazard / Small Cap                                      4/6/99            N/A               9.65%
American Century / VP Income & Growth                   2/8/99            N/A              -5.68%
American Century / VP Value                            3/24/99            N/A              -3.89%



SECTION II - HISTORICAL PERFORMANCE OF CERTAIN PORTFOLIOS

Certain Portfolios have been in existence for some time and consequently have investment performance history. In order to demonstrate how the historical investment experience of certain Portfolios affects accumulation unit values, we have developed the following performance information. The information is based upon the historical experience of the Portfolios and is for the periods shown. Charts 3A-B reflect the deduction of the coverage charge and the operating expenses of the Portfolio. Charts 4A-B reflect the deduction of the coverage charge, contract maintenance charge, withdrawal charge and the operating expenses of the Portfolio. The inception dates shown below are the dates the underlying Portfolios commenced investment operations. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Chart 3-A (reflects 1.45% coverage charge and Portfolio expenses) ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:

                                            Portfolio                                            10 Years/
                                            Inception Date    1 Year            5 Years          Since Inception
                                            --------------    ------            -------          ---------------



Dreyfus Stock Index                                   09/27/89          25.52%              22.77%                   14.66%
Dreyfus Disciplined Stock                             04/29/96          25.00%                 n/a                   21.53%
Invesco High Yield                                    05/25/94           6.63%                 n/a                    9.57%
Invesco Industrial Income                             08/08/94          18.62%                 n/a                   17.92%
Lazard Small Cap                                      11/02/97          14.71%                 n/a                   -1.96%
American Century Growth & Income                      10/30/97          24.38%                 n/a                   18.26%
American Century Value                                04/29/96          10.17%                 n/a                   10.84%




Chart 3-B (reflects 1.25% coverage charge and Portfolio expenses) ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:

                                            Portfolio                                            10 Years/
                                            Inception Date    1 Year            5 Years          Since Inception
                                            --------------    ------            -------          ---------------




Dreyfus Stock Index                                   09/27/89          25.77%              23.01%                   14.88%
Dreyfus Disciplined Stock                             04/29/96          25.25%                 n/a                   21.78%
Invesco High Yield                                    05/25/94           6.85%                 n/a                    9.79%
Invesco Industrial Income                             08/08/94          18.85%                 n/a                   18.15%
Lazard Small Cap                                      11/02/97          14.94%                 n/a                   -1.77%
American Century Growth & Income                      10/30/97          24.63%                 n/a                   18.50%
American Century Value                                04/29/96          10.39%                 n/a                   11.06%



Chart  4-A  (reflects  1.45%  coverage  charge,   contract  maintenance  charge,
withdrawal charge and Portfolio expenses) AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:


                                            Portfolio                                            10 Years/
                                            Inception Date    1 Year            5 Years          Since Inception
                                            --------------    ------            -------          ---------------



Dreyfus Stock Index                                   09/27/89          20.04%               22.54%                    14.58%
Dreyfus Disciplined Stock                             04/29/96          19.53%                  n/a                    20.78%
Invesco High Yield                                    05/25/94           1.08%                  n/a                     9.21%
Invesco Industrial Income                             08/08/94          13.12%                  n/a                    17.64%
Lazard Small Cap                                      11/02/97           9.20%                  n/a                    -5.12%
American Century Growth & Income                      10/30/97          18.91%                  n/a                    15.72%
American Century Value                                04/29/96           4.63%                  n/a                     9.87%



Chart  4-B  (reflects  1.25%  coverage  charge,   contract  maintenance  charge,
withdrawal charge and Portfolio expenses AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING 9/30/99:


                                            Portfolio                                            10 Years/
                                            Inception Date    1 Year            5 Years          Since Inception
                                            --------------    ------            -------          ---------------



Dreyfus Stock Index                                   09/27/89          20.30%               22.79%                    14.81%
Dreyfus Disciplined Stock                             04/29/96          19.78%                  n/a                    21.03%
Invesco High Yield                                    05/25/94           1.30%                  n/a                     9.44%
Invesco Industrial Income                             08/08/94          13.36%                  n/a                    17.88%
Lazard Small Cap                                      11/02/97           9.43%                  n/a                    -4.92%
American Century Growth & Income                      10/30/97          19.16%                  n/a                    15.96%
American Century Value                                04/29/96           4.86%                  n/a                    10.10%


Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

General

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the

Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account. Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception is used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Qualified Plans

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions.(See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAS

Section 408(A) of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; and (g) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception is used.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                               ANNUITY PROVISIONS

Fixed Annuity

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

Variable Annuity

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

Annuity Unit Value

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount. On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The net Investment Factor is determined as described in the Prospectus under "Accumulation Units".

Second: The value of an Annuity Unit for a business day is equal to:

     a. the value of the Annuity Unit for the immediately preceding business day;

     b.   multiplied by the Net Investment Factor for current business day;

     c. divided by the Assumed Net Investment Factor (see below) for the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

BMA may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.



                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The unaudited balance sheet of BMA Variable Annuity Account A as of September 30,1999 and the related statement of operations and changes in net assets for the period ended September 30, 1999 and 1998 follow.

The audited balance sheet of BMA Variable Annuity Account A as of December 31, 1998 and the related statement of operations and changes in net assets for the year ended December 31, 1998, and for the period from November 24, 1997
(inception), to December 31, 1997, and the report of Ernst and Young LLP, independent auditors with respect thereto, follow.

The audited consolidated financial statements of the Company as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.





                         BMA Variable Annuity Account A

                      Statement of Assets and Liabilities

Assets

                                                                                                          September 30,
                                                                                                              1999
                                                                                                           (Unaudited)
Investments:
Investors Mark Series Fund, Inc. (IMSF):
  Balanced - 39,311 shares at net asset value of $8.98 per share (cost, $377,491)                             $353,013
  Growth and Income - 46,321 shares at net asset value of $12.18 per share (cost, $512,349)                    564,191
  Large Cap Value  - 46,033 shares at net asset value of $9.95 per share (cost, $460,617)                      458,032
  Small Cap Equity  - 27,155 shares at net asset value of $9.47 per share (cost, $216,676)                     257,157
  Large Cap Growth - 21,748 shares at net asset value of $14.25 per share (cost, $263,398)                     309,911
  Intermediate Fixed Income - 26,492 shares at net asset value of $9.94 per share (cost,
   $268,026)                                                                                                   263,332
  Mid Cap Equity - 32,077 shares at net asset value of $10.40 per share (cost, $331,353)                       333,605
  Money Market - 51,864 shares at net asset value of $1.00 per share (cost, $51,864)                            51,864
  Global Fixed Income - 6,436 shares at net asset value of $9.88 per share (cost, $64,162)                      63,585
Berger Institutional Products Trust (Berger IBT):
   Berger IPT International Fund - 33,054 shares at net asset value of $12.14 per share (cost,
    $360,384)                                                                                                  401,274
Dreyfus Corporation:
   Dreyfus Stock Index Fund - 810 shares at net asset value of $33.73 per share (cost, $27,694)                 27,325
   Dreyfus Disciplined Stock Portfolio - 2,569 shares at net asset value of $23.72 per share
    (cost, $62,346)                                                                                             60,947
INVESCO Funds Group, Inc.:
   INVESCO VIF - High Yield Fund - 6,226 shares at net asset value of $11.93 per share (cost,
    $73,914)                                                                                                    74,274
   INVESCO VIF - Equity Income Fund - 782 shares at net asset value of $19.79 per share (cost,
    $15,990)                                                                                                    15,468
Lazard Asset Management:
   Lazard Retirement Small Cap Portfolio - 2,400 shares at net asset value of 9.88 per share
    (cost, $24,788)                                                                                             23,712
American Century Investment Management, Inc.:
   VP Income & Growth - 6,122 shares at net asset value of $7.03 per share (cost, $42,839)                      43,036
   VP Value - 8,406 shares at net asset value of $6.04 per share (cost, $52,614)                                50,770
Receivable from BMA                                                                                                207
                                                                                                            ----------

Total Assets                                                                                                $3,351,703
                                                                                                            ==========

See accompanying notes to unaudited financial statements.


Liabilities and net assets

Mortality and expense risks payable                                   $3,778

Net assets are represented by:
                                           ---------------------------------
                                             Number      Unit
                                            Of Units     Value       Amount
                                           ---------------------------------
 IMSF Balanced:
    Accumulation units                        35,827   $ 9.8425      352,630
 IMSF Growth and Income
    Accumulation units                        47,773    11.7966      563,558
 IMSF Large Cap Value
    Accumulation units                        44,190    10.3538      457,538
 IMSF Small Cap Equity
    Accumulation units                        22,083    11.6324      256,882
 IMSF Large Cap Growth
    Accumulation units                        23,589    13.1239      309,577
 IMSF Intermediate Fixed Income
    Accumulation units                        25,616    10.2684      263,037
 IMSF Mid Cap Equity
    Accumulation units                        31,796    10.4808      333,249
 IMSF Money Market
    Accumulation units                         5,009    10.3962       52,072
 IMSF Global Fixed Income
    Accumulation units                         6,237    10.1847       63,518
 Berger IPT International
    Accumulation units                        31,909    12.5615      400,825
 Dreyfus Stock Index
    Accumulation units                         2,621    10.4033       27,266
 Dreyfus Stock Portfolio
    Accumulation units                         5,949    10.2309       60,860
 INVESCO VIF - High Yield Fund
    Accumulation units                         7,102    10.4408       74,147
 INVESCO VIF - Equity Index Fund
    Accumulation units                         1,468    10.5233       15,450
 Lazard Retirement Small Cap Portfolio
    Accumulation units                         2,303    10.2780       23,671
 American Century VP Income & Growth
    Accumulation units                         4,182    10.2705       42,955
 American Century VP Value
    Accumulation units                         5,087     9.9638       50,690
                                                                  ----------
 Net Assets                                                        3,347,925
                                                                  ----------
Total liabilities and net assets                                  $3,351,703
                                                                  ==========

See accompanying notes to unaudited financial statements.


                         BMA Variable Annuity Account A
               Statement of Operations and Changes in Net Assets

                Nine Months Ended September 30, 1999 (Unaudited)

                                                         Growth    Large Cap   Small Cap   Large Cap   Intermediate   Mid Cap
                                             Balanced   & Income     Value       Equity      Growth    Fixed Income    Equity
                                           -----------------------------------------------------------------------------------
Investment Income                            $      0          0           0           0           0              0         0

    Mortality, expense and
    administrative charges                      2,662      5,080       4,382       1,714         263          2,547     3,012
                                           -----------------------------------------------------------------------------------
Net investment income (loss)                   (2,662)    (5,080)     (4,382)     (1,714)       (263)        (2,547)   (3,012)

Capital gain distributions                          0          0           0           0           0              0         0
Realized gain (loss) on investments            (1,382)     1,293       1,312        (291)      3,233           (340)      432
Unrealized appreciation
   (depreciation) on investments               (4,999)    17,406      (3,253)     36,165      12,711            368   (19,910)
                                           -----------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                       (6,381)    18,699      (1,941)     35,874      15,944             28   (19,478)
                                           ----------------------------------------------------------------------------------

Net increase (decrease) in net assets
resulting from operations                      (9,043)    13,619      (6,323)     34,160      15,681         (2,519)  (22,490)


Net assets at beginning of year               188,043    414,874     378,460     147,887     195,242        196,533   203,438
Variable annuity deposits                      11,250     29,005      22,089      13,089      11,994         24,236    21,698
Terminations and Withdrawals                   (1,164)    (1,940)     (1,268)     (3,585)     (1,426)        (1,058)   (3,931)
Transfers*                                    163,544    108,000      64,580      65,331      88,086         45,845   134,534
                                           -----------------------------------------------------------------------------------
Net assets at end of period                  $352,630    563,558     457,538     256,882     309,577        263,037   333,249
                                           ===================================================================================


                                                Money       Global Fixed       Berger IPT
                                                Market         Income        International     Subtotal
                                            --------------------------------------------------------------
Investment Income                                 2,310             0                 0       $    2,310

    Mortality, expense and
    administrative charges                          794           328             2,895           23,677
                                            --------------------------------------------------------------
Net investment income (loss)                      1,516          (328)           (2,895)         (21,367)

Capital gain distributions                            0             0                 0                0
Realized gain (loss) on investments                   0           (47)            2,636            6,846
Unrealized appreciation
   (depreciation) on investments                      0          (111)           22,089           60,466
                                            --------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                              0          (158)           24,725           67,312
                                            --------------------------------------------------------------


Net increase (decrease) in net assets
resulting from operations                         1,516          (486)           21,830           45,945


Net assets at beginning of year                 199,625        14,881           255,115        2,194,098
Variable annuity deposits                       555,218        16,000            14,897          719,476
Terminations and Withdrawals                     (1,068)       (1,064)           (6,133)         (22,637)
Transfers*                                     (703,219)       34,187           115,116          116,004
                                            --------------------------------------------------------------
Net assets at end of period                      52,072        63,518           400,825        3,052,886
                                            ==============================================================

*Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.

See accompanying notes to unaudited financial statements.


                        BMA Variable Annuity Account A
         Statement of Operations and Changes in Net Assets (continued)

               Nine Months Ended September 30, 1999 (Unaudited)

                                          Dreyfus         Dreyfus         INVESCO           INVESCO              Lazard
                                           Stock        Disciplined       VIF High         VIF Equity          Retirement
                                          Income          Stock            Yield             Income             Small Cap
                                       ---------------------------------------------------------------------------------------
Investment Income                            $283                 0              0                  0                   0

  Mortality, expense and
  Administrative charges                      170               199            278                 29                  49
                                       ---------------------------------------------------------------------------------------
Net investment income (loss)                  113              (199)          (278)               (29)                (49)

Capital gain distributions                      0                 0              0                  0                   0
Realized gain (loss) on investments             9                12              4                  1                 269
Unrealized appreciation
   (depreciation) on investments             (369)           (1,399)           360               (522)             (1,076)
                                       ---------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                     (360)           (1,387)           364               (521)               (807)
                                       ---------------------------------------------------------------------------------------

Net increase (decrease) in net assets
 resulting from operations                   (247)           (1,586)            86               (550)               (856)

Net assets at beginning of year                 0                 0              0                  0                   0
Variable annuity deposits                  25,730            45,250         32,000             12,000               3,412
Terminations and Withdrawals                    0                 0              0                  0                   0
Transfers*                                  1,783            17,196         42,061              4,000              21,115
                                       ---------------------------------------------------------------------------------------
Net assets at end of period               $27,266            60,860         74,147             15,450              23,671
                                       =========================================================================================

*Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.
See accompanying notes to unaudited financial statements.


                                           VP
                                        Income &        VP
                                         Growth        Value     Subtotal        Total
                                       -------------------------------------------------
Investment Income                              3           0          286         2,596

  Mortality, expense and
  Administrative charges                     245         205        1,175        24,256
                                       -------------------------------------------------
Net investment income (loss)                (242)       (205)        (889)      (22,256)

Capital gain distributions                     0           0            0             0
Realized gain (loss) on investments           15          31          341         7,187
Unrealized appreciation
   (depreciation) on investments             197      (1,844)      (4,653)       55,813
                                       -------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                     212      (1,813)      (4,312)       63,000
                                       -------------------------------------------------

Net increase (decrease) in net assets
 resulting from operations                   (30)     (2,018)      (5,201)       40,744

Net assets at beginning of year                0           0            0     2,194,098
Variable annuity deposits                 37,200      41,250      196,842       916,318
Terminations and Withdrawals                   0           0            0       (22,637)
Transfers*                                 5,785      11,458      103,398       219,402
                                       -------------------------------------------------
Net assets at end of period               42,955      50,690      295,039     3,347,925
                                       =================================================



                         BMA Variable Annuity Account A
               Statement of Operations and Changes in Net Assets

                Nine Months Ended September 30, 1998 (Unaudited)

                                                     Growth     Large Cap    Small Cap    Large Cap    Intermediate    Mid Cap
                                       Balanced     & Income      Value        Equity       Growth     Fixed Income     Equity
                                      --------------------------------------------------------------------------------------------
Investment Income                            $0            0            0            0            0               0          0

    Mortality, expense and
    administrative charges                1,195        2,853        2,082          501          425           1,572        698
                                     ---------------------------------------------------------------------------------------------
Net investment income (loss)             (1,195)      (2,853)      (2,082)        (501)        (425)         (1,572)      (698)

Capital gain distributions                    0            0            0            0            0               0          0
Realized gain (loss) on investments          53          210          637            9          783               8        161
Unrealized appreciation
   (depreciation) on investments        (17,905)     (21,713)     (31,269)     (17,596)      (1,737)          7,556    (10,461)
                                     ---------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                (17,852)     (21,503)     (30,632)     (17,587)        (954)          7,564    (10,300)
                                     ---------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
 resulting from operations              (19,047)     (24,356)     (32,714)     (18,088)      (1,379)          5,992    (10,998)

Net assets at beginning of year           1,009        3,550        3,521        4,923        3,600           1,011      5,494
Variable annuity deposits               127,795      313,553      243,257       51,897       41,800         164,279     78,807
Terminations and Withdrawals                (43)         (80)         (89)          (5)           0               0          0
Transfers*                               49,230       30,322       30,215       14,477        8,393           8,902      3,385
                                     ---------------------------------------------------------------------------------------------
Net assets at end of period            $158,944      322,989      244,190       53,204       52,414         180,184     76,688
                                     =============================================================================================

*Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.
See accompanying notes to unaudited financial statements.



                                         Money      Global Fixed       Berger IPT
                                         Market         Income        International       Total
                                       ------------------------------------------------------------
Investment Income                           888                0                  0         $888

    Mortality, expense and
    administrative charges                  243              135              1,683       11,387
                                       ------------------------------------------------------------
Net investment income (loss)                645             (135)            (1,683)     (10,499)

Capital gain distributions                    0                0                  0            0
Realized gain (loss) on investments           0                5                394        2,260
Unrealized appreciation
   (depreciation) on investments              0              744            (17,110)    (109,491)
                                       ------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                      0              749            (16,716)    (107,231)
                                       ------------------------------------------------------------

Net increase (decrease) in net assets
 resulting from operations                  645              614            (18,399)    (117,730)

Net assets at beginning of year           1,003            1,021              5,017       30,149
Variable annuity deposits               217,958           11,779            188,334    1,439,459
Terminations and Withdrawals                  0                0                  0         (217)
Transfers*                             (157,438)           2,499              6,176       (3,839)
                                       ------------------------------------------------------------
Net assets at end of period              62,168           15,913            181,128    1,347,822
                                       ============================================================





                        BMA Variable Annuity Account A

                    Notes to Unaudited Financial Statements

                              September 30, 1999



These financial statements are unaudited but, in management opinion, include all adjustments necessary for a fair presentation of results.

These interim financial statements should be read in conjunction with the BMA Variable Annuity Account A report for the year ended December 31, 1998 and the period from November 24, 1997 (inception) to December 31, 1997.








                              FINANCIAL STATEMENTS

                         BMA VARIABLE ANNUITY ACCOUNT A

                        Year ended December 31, 1998 and
                   period from November 24, 1997 (inception)
                              to December 31, 1997
                      with Report of Independent Auditors.

                                       1


                         BMA VARIABLE ANNUITY ACCOUNT A

                              FINANCIAL STATEMENTS

                  Year ended December 31, 1998 and period from
               November 24, 1997 (inception) to December 31, 1997

Contents                                                                    Page
- --------                                                                    ----
Report of Independent Auditors.............................................   1
Audited Financial Statements
Statement of Assets and Liabilities........................................   2
Statements of Operations and Changes in Net Assets.........................   4
Notes to Financial Statements..............................................   6

                                       1


                        REPORT OF INDEPENDENT AUDITORS

The Contract Owners of BMA Variable Annuity
Account A and The Board of Directors of
Business Men's Assurance Company of America

     We have audited the accompanying statement of assets and liabilities of BMA Variable Annuity Account A (the Account) as of December 31, 1998 and the related statements of operations and changes in net assets for the year ended December 31, 1998 and for the period from November 24, 1997 (inception) to December 31, 1997. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMA Variable Annuity Account A at December 31, 1998, and the results of its operations and changes in net assets for the year ended December 31, 1998 and for the period from November 24, 1997 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

February 5, 1999

                                       1


                         BMA VARIABLE ANNUITY ACCOUNT A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998

                               Assets
Investments (Notes 1 and 3):
Investors Mark Series Fund, Inc. (IMSF):
  Balanced--21,209 shares at net asset value of $8.88 per share
   (cost, $207,813)................................................. $  188,334
  Growth and Income--36,028 shares at net asset value of $11.53 per
   share (cost, $380,968)...........................................    415,404
  Large Cap Value--38,357 shares at net asset value of $9.88 per
   share (cost, $378,304)...........................................    378,972
  Small Cap Equity--18,188 shares at net asset value of $8.14 per
   (cost $143,735)..................................................    148,051
  Large Cap Growth--14,603 shares at net asset value of $13.31 per
   share (cost, $160,550)...........................................    194,424
  Intermediate Fixed Income--19,787 shares at net asset value of
   $9.95 per share (cost, $201,945).................................    196,884

  Mid Cap Equity--18,334 shares at net asset value of $11.11 per
   share (cost, $181,530)...........................................    203,692
  Money Market--199,432 shares at net asset value of $1.00 per share
   (cost, $199,432).................................................    199,432
  Global Fixed Income--1,503 shares at net asset value of $9.92 per
   share (cost, $15,377)............................................     14,911
Berger Institutional Products Trust (Berger IBT):
  Berger IPT International Fund--22,787 shares at net asset value of
   $11.21 per share (cost, $236,641)................................    255,442
Receivable from BMA.................................................      1,029
                                                                     ----------
      Total assets.................................................. $2,196,575
                                                                     ==========

                                       2


                           Liabilities and net assets

Mortality and expense risks payable................................. $    2,477
Net assets are represented by (Note 3):
                                                        Number
                                                          of   Unit
                                                        Units  Value   Amount
                                                        ------ ----- ----------
Investors Mark Series Fund Inc. (IMSF):
  Balanced:
    Accumulation units................................. 20,112 $9.35    188,043
  Growth and Income:
    Accumulation units................................. 37,309 11.12    414,874
  Large Cap Value:
    Accumulation units................................. 37,733 10.03    378,460
  Small Cap Equity:
    Accumulation units................................. 18,394  8.04    147,887
  Large Cap Growth:
    Accumulation units................................. 15,406 12.67    195,242
  Intermediate Fixed Income:
    Accumulation units................................. 18,755 10.48    196,533
  Mid Cap Equity:
    Accumulation units................................. 19,049 10.68    203,438
  Money Market:
    Accumulation units................................. 19,195 10.40    199,625
  Global Fixed Income:
    Accumulation units.................................  1,379 10.79     14,881
  Berger IPT International:
    Accumulation units................................. 21,402 11.92    255,115
                                                                     ----------
Net assets.............................................               2,194,098
                                                                     ----------
      Total liabilities and net assets.................              $2,196,575
                                                                     ==========


                            See accompanying notes.

                                       3


                        BMA VARIABLE ANNUITY ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 1998

                               IMSF      IMSF      IMSF      IMSF                                      IMSF
                              Growth    Large     Small     Large        IMSF       IMSF     IMSF     Global
                     IMSF      and       Cap       Cap       Cap     Intermediate Mid Cap   Money     Fixed    Berger IPT
                   Balanced   Income    Value     Equity    Growth   Fixed Income  Equity   Market    Income  International
                   --------  --------  --------  --------  --------  ------------ -------- --------  -------- -------------
Investment
income...........  $  9,519  $  4,587  $ 10,874  $     63  $    115    $ 11,817   $  2,000 $  1,351  $  1,250   $  3,578
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........     1,876     4,791     3,644       969     1,030       2,216      1,903      401       190      2,761
                   --------  --------  --------  --------  --------    --------   -------- --------  --------   --------
Net investment
income...........     7,643      (204)    7,230      (906)     (915)      9,601         97      950     1,060        817
Realized gains
(losses) on
investments......      (87)       626       712      (176)    1,020          17        190      --         70        626
Unrealized
appreciation
(depreciation) on
investments......  (19,483)    34,385       648     4,389    33,699     (5,066)     22,170      --      (480)     18,779
                   --------  --------  --------  --------  --------    --------   -------- --------  --------   --------
Net realized and
unrealized gain
(loss) on
investments......  (19,570)    35,011     1,360     4,213    34,719     (5,049)     22,360      --      (410)     19,405
                   --------  --------  --------  --------  --------    --------   -------- --------  --------   --------
Net increase
(decrease) in net
assets resulting
from operations..  (11,927)    34,807     8,590     3,307    33,804       4,552     22,457      950       650     20,222
Variable annuity
deposits (Notes 2
and 3)...........   127,795   333,303   323,292   119,532   148,962     164,259    147,193  397,036    11,779    221,832
Terminations and
withdrawals......       (43)      (80)      (89)       (5)      --          --         --       --        --         --
Transfers*.......    71,209    43,294    43,146    20,130     8,876      26,711     28,294 (199,364)    1,431      8,044
                   --------  --------  --------  --------  --------    --------   -------- --------  --------   --------
Net increase.....   187,034   411,324   374,939   142,964   191,642     195,522    197,944  198,622    13,860    250,098
Net assets at
beginning of
year.............     1,009     3,550     3,521     4,923     3,600       1,011      5,494    1,003     1,021      5,017
                   --------  --------  --------  --------  --------    --------   -------- --------  --------   --------
Net assets at end
of year..........  $188,043  $414,874  $378,460  $147,887  $195,242    $196,533   $203,438 $199,625  $ 14,881   $255,115
                   ========  ========  ========  ========  ========    ========   ======== ========  ========   ========
                     Total
                   -----------
Investment
income...........  $   45,154
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........      19,781
                   -----------
Net investment
income...........      25,373
Realized gains
(losses) on
investments......       2,998
Unrealized
appreciation
(depreciation) on
investments......      89,041
                   -----------
Net realized and
unrealized gain
(loss) on
investments......      92,039
                   -----------
Net increase
(decrease) in net
assets resulting
from operations..     117,412
Variable annuity
deposits (Notes 2
and 3)...........   1,994,983
Terminations and
withdrawals......        (217)
Transfers*.......      51,771
                   -----------
Net increase.....   2,163,949
Net assets at
beginning of
year.............      30,149
                   -----------
Net assets at end
of year..........  $2,194,098
                   ===========

*Includes transfer activity from (to) other subaccounts and transfers from
 (to) the fixed accounts.

                            See accompanying notes.

                                       4


                        BMA VARIABLE ANNUITY ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

        Period from November 24, 1997 (inception) to December 31, 1997

                                                                                                   IMSF
                               IMSF      IMSF      IMSF      IMSF        IMSF      IMSF     IMSF  Global
                     IMSF   Growth and Large Cap Small Cap Large Cap Intermediate Mid Cap  Money  Fixed   Berger IPT
                   Balanced   Income     Value    Equity    Growth   Fixed Income Equity   Market Income International  Total
                   -------- ---------- --------- --------- --------- ------------ -------  ------ ------ ------------- -------
Investment
income...........   $    6    $    1    $    3    $  --     $  --       $    7    $    6   $    4 $    8    $  --      $    35
Expenses (Note
2):
 Mortality,
 expense and
 administrative
 charges.........        1         2         2         4         2           1         4        1      2         5          24
                    ------    ------    ------    ------    ------      ------    ------   ------ ------    ------     -------
Net investment
income...........        5        (1)        1        (4)       (2)          6         2        3      6        (5)         11
Unrealized
appreciation
(depreciation) on
investments......        4        51        20       (73)      102           5        (8)     --      15        22         138
                    ------    ------    ------    ------    ------      ------    ------   ------ ------    ------     -------
Net realized and
unrealized gain
(loss) on
investments......        4        51        20       (73)      102           5        (8)     --      15        22         138
                    ------    ------    ------    ------    ------      ------    ------   ------ ------    ------     -------
Net increase
(decrease) in net
assets resulting
from operations..        9        50        21       (77)      100          11        (6)       3     21        17         149
Variable annuity
deposits (Notes 2
and 3)...........    1,000     3,500     3,500     5,000     3,500       1,000     5,500    1,000  1,000     5,000      30,000
                    ------    ------    ------    ------    ------      ------    ------   ------ ------    ------     -------
Net increase.....    1,009     3,550     3,521     4,923     3,600       1,011     5,494    1,003  1,021     5,017      30,149
Net assets at
beginning of
period...........      --        --        --        --        --          --        --       --     --        --          --
                    ------    ------    ------    ------    ------      ------    ------   ------ ------    ------     -------
Net assets at end
of period........   $1,009    $3,550    $3,521    $4,923    $3,600      $1,011    $5,494   $1,003 $1,021    $5,017     $30,149
                    ======    ======    ======    ======    ======      ======    ======   ====== ======    ======     =======

                            See accompanying notes.

                                      F-5


                        BMA VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998 and 1997

1. Summary of Significant Accounting Policies

Organization

     BMA Variable Annuity Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

     Deposits received by the Account are invested in the various funds (mutual funds not otherwise available to the public) as directed by the owners. Amounts may be invested in shares of the following portfolios:

     Investors Mark Series Funds, Inc. (IMSF): Balanced (emphasis on long-term growth and high current income); Growth and Income (emphasis on long-term growth and income without a lot of fluctuation in market value); Large Cap Value (emphasis on long-term capital growth); Small Cap Equity (emphasis on long-term growth by investing in small- and medium-sized companies); Large Cap Growth (emphasis on long-term capital appreciation); Intermediate Fixed Income (emphasis on current income with stability of principal and liquidity); Mid Cap Equity (emphasis on long-term growth by investing in common stock of mid-sized companies); Money Market (emphasis on current income while preserving capital and maintaining liquidity) and Global Fixed Income (emphasis on maximizing total return and generating a market-level return while preserving both liquidity and principal).

     Berger IPT International (emphasis on long-term capital appreciation through investments in non-U.S. equity securities of well-established companies)

     Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Series Fund, LLC (IMSF, LLC), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMSF, LLC has engaged Standish, Ayer & Wood, Inc. to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Money Market Portfolio. IMSF, LLC has engaged Standish International Management Company, L.P. to provide subadvisory services for the Global Fixed Income Portfolio. IMSF, LLC has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMSF, LLC has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMSF, LLC has engaged Lord, Abbett & Co. to provide subadvisory services for the Growth and Income Portfolio. IMSF, LLC has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

     Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger/BIAM IPT - International Fund, is managed by BBOI Worldwide LLC. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited (BIAM) as subadvisor.

                                      F-6


                        BMA VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Continued)


Investment Valuation

     Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are reinvested upon receipt.

     The cost of investments purchased and proceeds from sales were as follows:

                                                                 Period  from
                                                              November  24, 1997
                                             Year ended         (inception) to
                                          December 31, 1998   December 31, 1997
                                        --------------------- ------------------
                                                    Proceeds
                                          Cost of     from         Cost of
                                         Purchases    Sales       Purchases
                                        ----------- --------- ------------------
IMSF Balanced.......................... $   211,341 $   4,447       $ 1,006
IMSF Growth and Income.................     383,734     6,893         3,501
IMSF Large Cap Value...................     382,110     8,021         3,503
IMSF Small Cap Equity..................     140,032     1,121         5,000
IMSF Large Cap Growth..................     161,199     5,169         3,500
IMSF Intermediate Fixed Income.........     205,008     4,087         1,007
IMSF Mid Cap Equity....................     180,591     4,757         5,506
IMSF Money Market......................     398,110   199,682         1,004
IMSF Global Fixed Income...............      16,104     1,805         1,008
Berger IPT International...............     235,706     4,691         5,000
                                        ----------- ---------      --------
  Total................................ $ 2,313,935 $ 240,673      $ 30,035
                                        =========== =========      ========

Federal Income Taxes

     The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Variable Annuity Contract Charges

     BMA deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.40% annually of the average daily value of each contract. Initial purchase payments (excluding amounts allocated to Fixed Account II in the general account of BMA) in amounts of $75,000 or more made after September 8, 1998 incur a coverage charge of 1.25% annually.

     When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                                      F-7


                        BMA VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Continued)


     A contingent deferred sales charge is assessed by BMA against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year.

     Contract charges retained by BMA from the proceeds of sales of annuity contracts were not significant during 1998 or 1997.

3. Summary of Unit Transactions

     Account deposits and terminations, withdrawals and expense charges by units follow:

                                               Number of Units Number of Units
                                               --------------- ----------------
                                                                 Period from
                                                                 November 24,
                                                 Year ended    1997 (inception)
                                                December 31,   to December 31,
                                                    1998             1997
                                                ------------   ----------------
Balanced:
  Variable annuity deposits...................     27,455            100
  Terminations, withdrawals and expense
   charges....................................      7,433
Growth and Income:
  Variable annuity deposits...................     48,186            353
  Terminations, withdrawals and expense
   charges....................................     11,386
Large Cap Value:
  Variable annuity deposits...................     51,953            364
  Terminations, withdrawals and expense
   charges....................................     15,603
Small Cap Equity:
  Variable annuity deposits...................     20,346            507
  Terminations, withdrawals and expense
   charges....................................      5,633
Large Cap Growth:
  Variable annuity deposits...................     24,279            345
  Terminations, withdrawals and expense
   charges....................................      8,962
Intermediate Fixed Income:
  Variable annuity deposits...................     19,058            100
  Terminations, withdrawals and expense
   charges....................................        397
Mid Cap Equity:
  Variable annuity deposits...................     30,935            543
  Terminations, withdrawals and expense
   charges....................................     13,307
Money Market:
  Variable annuity deposits...................     86,798            100
  Terminations, withdrawals and expense
   charges....................................     67,189
Global Fixed Income:
  Variable annuity deposits...................      1,483            100
  Terminations, withdrawals and expense
   charges....................................        204
Berger IPT International:
  Variable annuity deposits...................     22,698            482
  Terminations, withdrawals and expense
   charges....................................      1,732

                                      F-8


                        BMA VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Continued)


4. Impact of Year 2000 (Unaudited)

     BMA continues to monitor the potential impact of the year 2000 on its systems and those of its primary vendors and business partners. This assessment extends to both informational technology systems and noninformation technology systems. All identified modifications to BMA's critical operating systems have been completed as of December 31, 1998, and BMA continues to validate completed systems to ensure ongoing compliance. Contingency plans are being developed and management estimates that these plans will be completed by mid-1999, prior to any anticipated impact on its operating systems. Total costs of the modifications have been immaterial to BMA's operations and have been expensed as incurred.

     BMA does risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with BMA due to the third parties' inability to resolve their own year 2000 issues. BMA is actively monitoring the compliance programs of those third parties, and formal communication has been initiated with all major outside service providers. However, BMA is unable to predict with certainty to what extent its external relationships will be year 2000 ready.

     The forecast costs, consequences of the year 2000 problem and the dates by which BMA believes it will complete its various year 2000 computer modifications are based on its best estimates, which in turn were based on numerous assumptions of future events including third-party modification and compliance plans, continued availability of resources and other factors. BMA cannot be sure that these estimates will be achieved or that the assumptions are accurate, and actual results could differ materially from those anticipated.

                                      F-9







                       CONSOLIDATED FINANCIAL STATEMENTS
                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     Years ended December 31, 1998 and 1997
                      with Report of Independent Auditors





                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                       CONSOLIDATED FINANCIAL STATEMENTS

                     Years ended December 31, 1998 and 1997

                                    CONTENTS

Report of Independent Auditors..............................................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.................................................   2

Consolidated Statements of Operations.......................................   3

Consolidated Statements of Comprehensive Income.............................   4

Consolidated Statements of Stockholder's Equity.............................   5

Consolidated Statements of Cash Flows.......................................   6

Notes to Consolidated Financial Statements..................................   7


                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Business Men's Assurance Company of America

     We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) as of December 31, 1998 and 1997, and the
related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Business Men's Assurance Company of America at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Kansas City, Missouri
February 4, 1999

                                      F-1


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                                                             (In Thousands)
Assets
Investments (Notes 1 and 3):
  Securities available-for-sale, at fair value:
    Fixed maturities (amortized cost--$1,257,705 in 1998
     and $1,308,458 in 1997)............................. $1,277,121 $1,326,018
    Equity securities (cost--$36,214 in 1998 and $46,807
     in 1997)............................................     40,373     57,806
  Mortgage loans on real estate, net of allowance for
   losses of $9,185 in 1998 and $8,435 in 1997...........    875,117    842,149
  Policy loans...........................................     59,780     62,207
  Short-term investments.................................     38,815     47,507
  Other..................................................     44,084      3,424
                                                          ---------- ----------
    Total investments....................................  2,335,290  2,339,111
Cash.....................................................      2,531        --
Accrued investment income................................     18,078     18,520
Premium and other receivables............................     12,017     10,606
Deferred policy acquisition costs........................    112,311    125,065
Property, equipment and software (Note 6)................     16,276     16,753
Reinsurance recoverables:
  Paid benefits..........................................      6,549      6,588
  Benefits and claim reserves ceded......................     95,476     72,000
Other assets (Note 1)....................................     14,852     16,216
Assets held in separate accounts (Note 1)................    300,366     76,964
                                                          ---------- ----------
    Total assets......................................... $2,913,746 $2,681,823
                                                          ========== ==========
Liabilities and stockholder's equity
Future policy benefits:
  Life and annuity (Note 10)............................. $1,253,531 $1,259,319
  Health.................................................     78,527     87,883
Contract account balances................................    677,444    699,244
Policy and contract claims...............................     62,953     58,381
Unearned revenue reserve.................................      9,924     11,284
Other policyholder funds.................................     14,671     14,286
Outstanding checks in excess of bank balances............        --       2,669
Current income taxes payable (Note 7)....................      2,300      2,158
Deferred income taxes (Note 7)...........................     10,650     12,244
Payable to affiliate (Note 10)...........................        771        799
Other liabilities........................................     84,183     72,858
Liabilities related to separate accounts (Note 1)........    300,366     76,964
                                                          ---------- ----------
Total liabilities........................................  2,495,320  2,298,089
Commitments and contingencies (Note 5)
Stockholder's equity (Notes 2 and 11):
  Preferred stock of $1 par value; authorized 3,000,000
   shares, none issued and outstanding...................        --         --
  Common stock of $1 par value; authorized 24,000,000
   shares, 12,000,000 shares issued and outstanding......     12,000     12,000
  Paid-in capital........................................     40,106     40,106
  Accumulated other comprehensive income.................     10,730     14,364
  Retained earnings......................................    355,590    317,264
                                                          ---------- ----------
    Total stockholder's equity...........................    418,426    383,734
                                                          ---------- ----------
    Total liabilities and stockholder's equity........... $2,913,746 $2,681,823
                                                          ========== ==========

                            See accompanying notes.

                                      F-2


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Year ended December 31
                                                   ---------------------------
                                                     1998     1997      1996
                                                   -------- --------  --------
                                                         (In Thousands)
Revenues:
  Premiums:
    Life and annuity.............................. $170,494 $154,602  $142,461
    Health........................................   27,199   43,518    60,491
  Other insurance considerations..................   37,599   37,928    38,780
  Net investment income (Note 3)..................  181,528  167,958   146,564
  Realized gains, net (Note 3)....................   10,556    5,121     5,906
  Other income....................................   44,123   35,941    26,802
                                                   -------- --------  --------
      Total revenues..............................  471,499  445,068   421,004
Benefits and expenses:
  Life and annuity benefits.......................  144,979  126,345   122,915
  Health benefits.................................   15,547   27,812    42,224
  Increase in policy liabilities including
   interest credited to account balances..........  101,650  104,581    94,530
  Commissions.....................................   51,881   53,622    55,180
  (Increase) decrease in deferred policy
   acquisition costs..............................   11,271   (1,229)   (5,459)
  Taxes, licenses and fees........................    3,739    4,654     5,229
  Other operating costs and expenses..............   87,301   90,562    78,133
                                                   -------- --------  --------
      Total benefits and expenses.................  416,368  406,347   392,752
                                                   -------- --------  --------
Income from continuing operations before income
 tax expense......................................   55,131   38,721    28,252
Income tax expense (Note 7).......................   16,805    2,532    10,168
                                                   -------- --------  --------
Income from continuing operations.................   38,326   36,189    18,084
Discontinued operations (Note 12):
  Gain on sale of discontinued operations, net of
   income tax expense of $735 in 1996.............      --       --      1,416
                                                   -------- --------  --------
Income from discontinued operations...............      --       --      1,416
                                                   -------- --------  --------
      Net income.................................. $ 38,326 $ 36,189  $ 19,500
                                                   ======== ========  ========


                            See accompanying notes.

                                      F-3


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                     Year ended December 31
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
                                                         (In Thousands)
Net income.......................................... $38,326  $36,189  $19,500
Other comprehensive income:
  Unrealized holding gains (losses) arising during
   period...........................................   2,597   25,009  (21,346)
  Less realized gains included in net income........   6,760    1,868    7,851
                                                     -------  -------  -------
    Net unrealized gains (losses)...................  (4,163)  23,141  (29,197)
Effect on deferred policy acquisition costs.........  (1,483)  (7,189)  13,418
Effect on unearned revenue reserve..................      55      474   (2,082)
Deferred income taxes...............................   1,957   (5,748)   6,250
                                                     -------  -------  -------
Other comprehensive income..........................  (3,634)  10,678  (11,611)
                                                     -------  -------  -------
    Comprehensive income............................ $34,692  $46,867  $ 7,889
                                                     =======  =======  =======




                            See accompanying notes.

                                      F-4


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                      Year ended December 31
                                                    ---------------------------
                                                      1998      1997     1996
                                                    --------  -------- --------
                                                          (In Thousands)
Common stock:
  Balance at beginning and end of year............. $ 12,000  $ 12,000 $ 12,000
Paid-in capital:
  Balance at beginning of year.....................   40,106    40,106   25,106
    Additional paid-in capital.....................      --        --    15,000
                                                    --------  -------- --------
  Balance at end of year...........................   40,106    40,106   40,106
Accumulated other comprehensive income:
  Balance at beginning of year.....................   14,364     3,686   15,297
    Change in net unrealized gains (losses)........   (3,634)   10,678  (11,611)
                                                    --------  -------- --------
  Balance at end of year...........................   10,730    14,364    3,686
Retained earnings:
  Balance at beginning of year.....................  317,264   281,075  266,575
    Net income.....................................   38,326    36,189   19,500
    Dividends declared (Note 2)....................      --        --    (5,000)
                                                    --------  -------- --------
  Balance at end of year...........................  355,590   317,264  281,075
                                                    --------  -------- --------
Total stockholder's equity......................... $418,426  $383,734 $336,867
                                                    ========  ======== ========



                            See accompanying notes.

                                      F-5


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Year ended December 31
                                                -------------------------------
                                                  1998       1997       1996
                                                ---------  ---------  ---------
                                                       (In Thousands)
Operating activities
Net income....................................  $  38,326  $  36,189  $  19,500
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Deferred income tax (benefit)...............        363     (8,416)     4,146
  Realized gains, net.........................    (10,556)    (5,121)    (5,906)
  Gain on disposal of discontinued segment....        --         --      (2,151)
  Discount accretion, net.....................     (1,618)      (975)    (1,246)
  Policy loans lapsed in lieu of surrender
   benefits...................................      3,740      1,021      2,996
  Depreciation................................      2,524      3,778      4,153
  Amortization................................        782        782        782
  Changes in assets and liabilities:
   (Increase) decrease in accrued investment
    income....................................        442         19     (1,392)
   (Increase) decrease in receivables and
    reinsurance recoverables..................    (24,876)   (15,425)     2,761
   Policy acquisition costs deferred..........    (22,484)   (28,449)   (31,745)
   Policy acquisition costs amortized.........     33,755     27,220     26,286
   Increase (decrease) in income taxes
    payable...................................        142     (2,187)     5,518
   Increase in accrued policy benefits, claim
    reserves, unearned revenues and
    policyholder funds........................     19,189     30,777     32,331
   Interest credited to policyholder accounts.     77,358     79,312     69,494
   Increase (decrease) in outstanding checks
    in excess of bank balances................     (2,669)    (2,004)       805
   Decrease in other assets and other
    liabilities, net..........................      2,344      7,269        412
 Other, net...................................         19       (433)    (1,208)
                                                ---------  ---------  ---------
Net cash provided by operating activities.....    116,781    123,357    125,536
Investing activities
Purchases of investments:
 Securities available-for-sale:
   Fixed maturities...........................   (603,142)  (464,419)  (527,172)
   Equity securities..........................    (12,969)   (31,625)   (17,586)
 Mortgage and policy loans....................   (310,127)  (237,990)  (259,438)
 Other........................................    (41,118)       --         --
Sales, calls or maturities of investments:
 Maturities and calls of securities
  available-for-sale:
   Fixed maturities...........................    305,013    167,000    117,057
 Sales of securities available-for-sale:
   Fixed maturities...........................    360,296    284,124    238,051
   Equity securities..........................     22,632     14,379     12,444
 Mortgage and policy loans....................    277,325     98,554     66,934
 Real estate..................................        --       5,854      2,194
Purchase of property, equipment and software..     (1,805)    (1,949)      (290)
Net (increase) decrease in short-term
 investments..................................      8,692     (7,516)    36,272
Proceeds from sale of discontinued operations.        --         --         632
Distributions from unconsolidated related
 parties......................................      1,466      1,514        718
                                                ---------  ---------  ---------
Net cash provided by (used in) investing
 activities...................................      6,263   (172,074)  (330,184)
Financing activities
Dividends paid................................        --         --      (5,000)
Additional paid-in capital....................        --         --      15,000
Deposits from interest sensitive and
 investment-type contracts....................    245,620    323,487    381,865
Withdrawals from interest sensitive and
 investment-type contracts....................   (375,459)  (295,633)  (187,217)
Net proceeds from reverse repurchase
 borrowing....................................     30,189     40,925     35,173
Retirement of reverse repurchase borrowing....    (20,863)   (20,062)   (35,173)
                                                ---------  ---------  ---------
Net cash provided by (used in) financing
 activities...................................   (120,513)    48,717    204,648
                                                ---------  ---------  ---------
Net increase in cash..........................      2,531        --         --
Cash at beginning of year.....................        --         --         --
                                                ---------  ---------  ---------
Cash at end of year...........................  $   2,531  $     --   $     --
                                                =========  =========  =========
Supplemental disclosures of cash flow
 information
For purposes of the statements of cash flows,
 Business Men's Assurance Company of America
 considers only cash on hand and demand
 deposits to be cash
Cash paid during the year for:
 Income taxes.................................  $  16,300  $  13,135  $   1,239
                                                =========  =========  =========
 Interest paid on reverse repurchase
  borrowing...................................  $     299  $     369  $     620
                                                =========  =========  =========
Supplemental schedule of noncash investing and
 financing activities
Real estate acquired through foreclosure......  $     --   $   1,236  $   3,033
                                                =========  =========  =========

                            See accompanying notes.

                                      F-6



                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

 Organization

     Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and group insurance and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

 Principles of Consolidation and Basis of Presentation

     The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

 Investments

     The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income. The DPAC offset to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

     The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

     Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary decline in value. Policy loans are carried at unpaid balances.

     Real estate is stated at the lower of cost or fair value. At December 31, 1998 and 1997, no real estate was owned. Profit is recognized on real estate sales when down payment, continuing investment and transfer of risk criteria have been satisfied. Property, equipment and software, and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary decline in value.

     Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

     Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net earnings on the specific identification basis.

 Impairment of Loans

     Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan-Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

                                      F-7


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


 Use of Estimates

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

 Deferred Policy Acquisition Costs

     Certain commissions, expenses of the policy issue and underwriting departments and other variable policy issue expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

     For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

     Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

 Recognition of Insurance Revenue and Related Expenses

     For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

     For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

 Policy Liabilities and Contract Values

     The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

                                      F-8


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

     Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The amount of benefits payable included in the future policy benefit reserves and policy and contract claims for December 31, 1998 and 1997 was $30,262,000 and $47,211,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 8.75%. Claim termination rates are based on industry tables.

     Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

 Federal Income Taxes

     Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (See Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accrued expenses, accelerated depreciation and unrealized investment gains and losses.

 Separate Accounts

     These accounts arise from four lines of business--variable annuities, variable universal life, variable 401(k) and MBIA insured guaranteed investment contracts (GIC). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

     The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policyowners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $3,409,000 on December 31, 1998 and $30,000 on December 31, 1997.

     The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income.

     The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment earnings in the accompanying consolidated statements of operations. The guaranteed interest payable

                                      F-9


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

     is included in the increase in policy liabilities in the accompanying consolidated statements of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $296,957,000 on December 31, 1998 and $76,934,000 on December 31, 1997.

 Intangible Assets

     At December 31, 1998, goodwill of $11,541,000  (1997--$12,323,000),  net of accumulated amortization of $4,107,000 (1997--$3,325,000) resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each of the years ended December 31, 1998, 1997 and 1996.

 Fair Values of Financial Instruments

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company:

                                       December 31, 1998     December 31, 1997
                                     --------------------- ---------------------
                                      Carrying              Carrying
                                       Amount   Fair Value   Amount   Fair Value
                                     ---------- ---------- ---------- ----------
                                                   (In Thousands)
Fixed maturities (Note 3)..........  $1,277,121 $1,277,121 $1,326,018 $1,326,018
Equity securities (Note 3).........      43,373     40,373     57,806     57,806
Mortgage loans.....................     875,117    934,712    842,149    867,552
Policy loans.......................      59,780     55,579     62,207     57,491
Short-term investments.............      38,815     38,815     47,507     47,507
Cash...............................       2,531      2,531        --         --
Reinsurance recoverables:
  Paid benefits....................       6,549      6,549      6,588      6,588
  Benefits and claim reserves......      95,476     95,476     72,000     72,000
Assets held in separate accounts...     300,366    302,549     76,964     77,061
Investment-type insurance contracts
 (Note 4)..........................   1,456,634  1,453,909  1,277,362  1,256,129

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                                     F-10


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     Off-balance-sheet   instruments:   The  fair  value  for  outstanding  loan
commitments approximates the amount committed, as all loan commitments were made within the last 60 days of the year.

     Mortgage loans and policy loans: The fair value for mortgage loans and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

     Flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

 Financial Instruments with Off-Balance-Sheet Risk

     In the normal course of business, the Company becomes a party to various financial transactions to reduce its exposure to fluctuations in interest rates. The Company has entered into interest rate swap contracts for the purpose of converting either the variable interest rate characteristics of certain investments to fixed rates or from fixed rates to variable rates. The purpose of these swaps is to better match the invested assets of the Company with the related insurance liabilities (guaranteed investment contracts) that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred. The notional amount of these contracts was $40,000,000 at December 31, 1998 and $25,000,000 at December 31, 1997.

 Postretirement Benefits

     The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

 Accounting Changes

     In 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity.

     SFAS No. 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in equity, to be included in other comprehensive income. Prior year consolidated financial statements have been reclassified to conform to the requirements of SFAS No. 130.

     SFAS  No.   132,   "Employer's   Disclosures   about   Pension   and  Other
Postretirement Benefits," enhances disclosure requirements from previously adopted SFAS Nos. 87 and 106. This standard has no financial impact and was adopted at year end 1998.

 Reclassification

     Certain amounts for 1997 and 1996 have been reclassified to conform to the current year presentation.

                                     F-11


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


2. Dividend Limitations

     Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

     As of December 31, 1998 and 1997, the Company's statutory stockholder's equity was $226,345,000 and $188,193,000, respectively. Statutory net gain from operations and net income for each of the three years in the period ended December 31, 1998 were as follows:

                                                        Year ended December 31
                                                        -----------------------
                                                         1998    1997    1996
                                                        ------- ------- -------
                                                            (In Thousands)
      Net gain from operations......................... $36,305 $18,545 $10,898
      Net income.......................................  44,692  14,540  10,381

3. Investment Operations

   The Company's investments in securities are summarized as follows:

                                                 December 31, 1998
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (In Thousands)
   Fixed maturities:
     U.S. Treasury securities and
      obligations of U.S.
      government corporations and
      agencies..................... $   83,444  $ 1,848    $  (159)  $   85,133
     Obligations of states and
      political subdivisions            27,093    2,160        --        29,253
     Debt securities issued by
      foreign governments                4,416       82        (24)       4,474
     Corporate securities..........    411,490   12,676     (2,877)     421,289
     Mortgage-backed securities....    712,853    9,028     (3,833)     718,048
     Redeemable preferred stocks...     18,409      524         (9)      18,924
                                    ----------  -------    -------   ----------
   Total...........................  1,257,705   26,318     (6,902)   1,277,121
   Equity securities...............     36,214    5,981     (1,822)      40,373
                                    ----------  -------    -------   ----------
                                    $1,293,919  $32,299    $(8,724)  $1,317,494
                                    ==========  =======    =======   ==========

                                     F-12


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)



                                                 December 31, 1997
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (In Thousands)
   Fixed maturities:
     U.S. Treasury securities and
      obligations of U.S.
      government corporations and
      agencies..................... $   67,406  $ 1,233    $   (46)  $   68,593
     Obligations of states and
      political subdivisions.......     36,053    1,472         (9)      37,516
     Debt securities issued by
      foreign governments..........      3,975      121       (126)       3,970
     Corporate securities..........    427,242    8,955     (2,004)     434,193
     Mortgage-backed securities....    755,467   10,153     (2,330)     763,290
     Redeemable preferred stocks...     18,315      206        (65)      18,456
                                    ----------  -------    -------   ----------
   Total...........................  1,308,458   22,140     (4,580)   1,326,018
   Equity securities...............     46,807   12,419     (1,420)      57,806
                                    ----------  -------    -------   ----------
                                    $1,355,265  $34,559    $(6,000)  $1,383,824
                                    ==========  =======    =======   ==========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                          Amortized
                                                             Cost    Fair Value
                                                          ---------- ----------
                                                             (In Thousands)
      Due in one year or less............................ $    8,022 $    8,120
      Due after one year through five years..............    194,668    199,802
      Due after five years through 10 years..............    221,128    228,871
      Due after 10 years.................................    121,034    122,280
                                                          ---------- ----------
                                                             544,852    559,073
      Mortgage-backed securities.........................    712,853    718,048
                                                          ---------- ----------
      Total fixed maturity securities.................... $1,257,705 $1,277,121
                                                          ========== ==========

                                      F-13


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                                                Carrying Amount
                                                               as of December 31
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
                                                                (In Thousands)
      State:
        California............................................ $ 69,913 $ 71,675
        Arizona...............................................   65,135   65,030
        Missouri..............................................   62,462   51,839
        Texas.................................................   59,900   60,821
        Florida...............................................   49,789   42,549
        Utah..................................................   44,110   37,821
        Kansas................................................   38,509   34,267
        Oklahoma..............................................   38,394   47,569
        Washington............................................   38,136   39,824
        Other.................................................  408,769  390,754
                                                               -------- --------
                                                               $875,117 $842,149
                                                               ======== ========

     The following table lists the Company's investment in impaired mortgage loans and related allowance for credit losses at December 31. The table also includes the average recorded investment in impaired loans and interest income on impaired loans:

                                                             1998  1997   1996
                                                             ---- ------ ------
                                                               (In Thousands)
      Impaired mortgage loans............................... $--  $1,069 $2,516
      Allowance for credit losses...........................  --     244    691
                                                             ---- ------ ------
      Net recorded investment in impaired loans............. $--  $  825 $1,825
                                                             ==== ====== ======
      Average recorded investment in impaired loans......... $413 $1,325 $2,667
                                                             ==== ====== ======
      Interest income on impaired loans..................... $--  $   57 $  115
                                                             ==== ====== ======

     Bonds, mortgage loans, preferred stocks and common stocks approximating $4,900,000 and $4,600,000 were on deposit with regulatory authorities at December 31, 1998 and 1997, respectively.

                                     F-14


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                       1998     1997     1996
                                                     -------- -------- --------
                                                           (In Thousands)
      Fixed maturities:
        Bonds....................................... $ 94,975 $ 92,741 $ 86,066
        Redeemable preferred stocks.................    1,603    1,309      814
      Equity securities:
        Common stocks...............................      702      793      579
        Nonredeemable preferred stocks..............      237      541      438
      Mortgage loans on real estate.................   75,768   66,053   52,973
      Real estate...................................       18      612      935
      Policy loans..................................    3,667    3,906    3,953
      Short-term investments........................    4,334    2,955    3,016
      Other.........................................    2,685    1,223      269
                                                     -------- -------- --------
                                                      183,989  170,133  149,043
      Less:
        Investment expenses.........................    2,461    2,175    2,479
                                                     -------- -------- --------
      Net investment income from continuing
       operations................................... $181,528 $167,958 $146,564
                                                     ======== ======== ========

     Realized gains (losses) on securities disposed of during 1998, 1997 and 1996 consisted of the following:

                                                     1998     1997     1996
                                                    -------  -------  -------
                                                        (In Thousands)
      Fixed maturity securities:
        Gross realized gains....................... $ 5,149  $10,499  $ 7,953
        Gross realized losses......................  (1,420)  (4,690)  (1,622)
      Equity securities:
        Gross realized gains.......................   7,395    3,204    2,001
        Gross realized losses......................  (1,636)    (777)     --
      Other investments............................   1,068   (3,115)  (2,426)
                                                    -------  -------  -------
      Net realized gains........................... $10,556  $ 5,121  $ 5,906
                                                    =======  =======  =======

     Sales of investments in securities in 1998, 1997 and 1996, excluding maturities and calls, resulted in gross realized gains of $10,980,000, $8,362,000 and $9,798,800 and gross realized losses of $2,304,500, $1,017,000 and $1,290,500 respectively.

     There were no nonincome producing investments at December 31, 1998 and 1997.

     The Company began investing in the Cypress Tree Investment Fund LLC during 1998. The Company has invested $40 million in the partnership, which primarily invests in senior secured loans. The Company's portion of the investment is approximately 43% of the total fund value at December 31, 1998 and has been recorded under the guidelines of equity accounting. This investment is classified in other investments on the balance sheets, with unrealized gains and losses being reflected in accumulated other comprehensive income.

                                     F-15


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


4. Investment Contracts

     The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the balance sheets) at December 31 are as follows:

                                            1998                  1997
                                    --------------------- ---------------------
                                     Carrying     Fair     Carrying     Fair
                                      Amount     Value      Amount     Value
                                    ---------- ---------- ---------- ----------
                                                  (In Thousands)
      Guaranteed investment
       contracts................... $  640,137 $  651,809 $  660,782 $  662,281
      Flexible and single premium
       deferred annuities..........    516,131    495,873    539,616    516,343
      Separate accounts............    300,366    306,227     76,964     77,505
                                    ---------- ---------- ---------- ----------
      Total investment-type
       insurance contracts......... $1,456,634 $1,453,909 $1,277,362 $1,256,129
                                    ========== ========== ========== ==========

     Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. Commitments and Contingencies

     The Company leases equipment and certain office facilities from others under operating leases through 2003. Certain other equipment and facilities are rented monthly. Rental expense amounted to $1,364,000, $2,137,000 and $2,117,000 for the years ended December 31, 1998, 1997 and 1996, respectively. As of December 31, 1998, the minimum future payments under noncancelable operating leases for each of the next five years are as follows (in thousands):

             1999.............................. $  901
             2000..............................    622
             2001..............................    504
             2002..............................    265
             2003..............................     58
                                                ------
               Total........................... $2,350
                                                ======

     Total outstanding commitments to fund mortgage loans were $32,275,000 and $74,496,000 at December 31, 1998 and 1997, respectively.

     The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

                                     F-16


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


6. Property, Equipment and Software

     A summary of property, equipment and software at December 31 and their respective depreciation rates is as follows:

                                                 Rate of
                                               Depreciation   1998      1997
                                               ------------ --------  --------
                                                       (In Thousands)
      Home office building, including land
       with a cost of $425,000...............       2%      $ 23,158  $ 23,158
      Other real estate not held-for-sale or
       rental................................       4%           820       973
      Less accumulated depreciation..........                (13,097)  (12,530)
                                                            --------  --------
                                                              10,881    11,601
      Equipment and software.................     5%-33%      21,701    23,937
      Less accumulated depreciation..........                (16,306)  (18,785)
                                                            --------  --------
                                                               5,395     5,152
                                                            --------  --------
      Total property, equipment and software.               $ 16,276  $ 16,753
                                                            ========  ========

7. Federal Income Taxes

     The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31 are as follows:

                                                     1998      1997     1996
                                                    -------  --------  -------
                                                         (In Thousands)
Current............................................ $16,442  $ 10,948  $ 6,757
Deferred:
  Deferred policy acquisition costs................  (3,385)      143    1,322
  Future policy benefits...........................   6,620     3,783    2,424
  Accrual of discount..............................     560       197      408
  Tax on realized gains greater than book..........  (1,610)      571   (1,076)
  Recognition of tax effect previously deferred on
   sale of affiliate stock in prior period.........  (1,311)  (11,169)     --
  Employee benefit plans...........................  (2,014)   (2,206)      86
  Prior year taxes.................................   1,018       --       --
  Other, net.......................................     485       265      982
                                                    -------  --------  -------
                                                        363    (8,416)   4,146
                                                    -------  --------  -------
Total..............................................  16,805     2,532   10,903
Less taxes from discontinued operations:
  Current..........................................     --        --      (149)
  Deferred.........................................     --        --       884
                                                    -------  --------  -------
                                                        --        --       735
                                                    -------  --------  -------
Total taxes from continuing operations............. $16,805  $  2,532  $10,168
                                                    =======  ========  =======

     The Company did not record any valuation allowances against deferred tax assets at December 31, 1998, 1997 or 1996.

                                     F-17


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     Total taxes vary from the amounts computed by applying the federal income tax rate of 35% to earnings from continuing operations for the following reasons:

                                                       1998     1997     1996
                                                      -------  -------  -------
                                                          (In Thousands)
      Application of statutory rate to income before
       taxes on income..............................  $19,296  $13,552  $ 9,888
      Tax-exempt municipal bond interest and
       dividends received deductions................     (287)    (361)    (291)
      Recognition of tax effect previously deferred
       on sale of affiliate stock in a prior period.   (1,311) (11,169)     --
      Other.........................................     (893)     510      571
                                                      -------  -------  -------
                                                      $16,805  $ 2,532  $10,168
                                                      =======  =======  =======

     The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 1998 and 1997 are as follows:

                                                                 1998    1997
                                                                ------- -------
                                                                (In Thousands)
      Deferred tax liabilities:
        Deferred acquisition costs............................. $26,340 $29,641
        Unrealized investment gains and losses.................   5,778   7,735
        Other..................................................   9,860   9,655
                                                                ------- -------
      Total deferred tax liability.............................  41,978  47,031
      Deferred tax assets:
        Reserve for future policy benefits.....................  15,093  21,411
        Accrued expenses.......................................  10,969   8,504
        Other..................................................   5,266   4,872
                                                                ------- -------
      Total deferred tax assets................................  31,328  34,787
                                                                ------- -------
      Net deferred tax liability............................... $10,650 $12,244
                                                                ======= =======

     Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

     Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $278,000,000 at December 31, 1998.

                                     F-18


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


8. Benefit Plans

 Trusteed Employee Retirement Plan

     The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 1998, approximately $3.1 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

   The following table sets forth the plan's funded status at December 31:

                                                               1998     1997
                                                              -------  -------
                                                              (In Thousands)
      Change in benefit obligations:
        Benefit obligation at beginning of year.............. $62,683  $57,187
        Service cost.........................................   1,873    1,767
        Interest cost........................................   4,557    4,374
        Plan participants' contributions.....................       1        1
        Amendments...........................................     --       118
        Actuarial losses.....................................   1,249    3,627
        Benefits paid........................................  (3,419)  (4,391)
                                                              -------  -------
      Benefit obligation at end of year......................  66,944   62,683
      Change in plan assets:
        Fair value of plan assets at beginning of year.......  85,605   79,679
        Actual return on plan assets.........................  12,988   10,316
        Plan participant's contributions.....................       1        1
        Benefits paid........................................  (3,419)  (4,391)
                                                              -------  -------
      Fair value of plan assets at end of year...............  95,175   85,605
                                                              -------  -------
      Funded status of the plan..............................  28,231   22,922
      Unrecognized net actuarial loss........................ (26,877) (23,519)
      Unrecognized prior service cost........................   1,342    2,034
      Unrecognized net asset at January 1, 1987 being
       recognized over 15 years..............................    (883)  (1,177)
      Adjustment to recognized minimum liability.............      (2)     (50)
                                                              -------  -------
      Prepaid pension cost................................... $ 1,811  $   210
                                                              =======  =======

                                     F-19


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The additional minimum pension liability noted above results from the pension plan for the Company's subsidiary, BMA Financial Services, Inc.

                                                       1998     1997     1996
                                                      -------  -------  ------
                                                          (In Thousands)
Net pension cost included the following components:
  Service cost--benefits earned during the period.... $ 1,873  $ 1,767  $1,797
  Interest cost on projected benefit obligation......   4,557    4,374   4,195
  Actual return on plan assets....................... (12,988) (10,316) (9,745)
  Net amortization and deferral......................   5,005    2,812   3,102
                                                      -------  -------  ------
Net pension benefit.................................. $(1,553) $(1,363) $ (651)
                                                      =======  =======  ======

     In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7% for 1998, 7.5% for 1997 and 8% for 1996. The rate of increase in future compensation levels used for 1998 was 7% for employees at the younger attained ages grading to 3% for older employees, the rate was 5% for 1997 and 5.5% for 1996. The expected long-term rate of return on assets was 8% in 1998, 1997 and 1996.

 Supplemental Retirement Programs and Deferred Compensation Plan

     The Company has supplemental retirement programs for senior executive officers and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

     The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. Currently, there are two managers who have not retired and will be entitled to future benefits under the program. The actuarial present value of benefits shown below includes these active managers, as well as all managers who have retired and are entitled to benefits under the program.

                                     F-20


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:

                                                              1998      1997
                                                            --------  --------
                                                             (In Thousands)
      Change in benefit obligations:
        Benefit obligation at beginning of year............ $ 11,281  $ 10,179
        Service cost.......................................      235       190
        Interest cost......................................      813       783
        Actuarial losses...................................    1,085     1,050
        Benefits paid......................................     (902)     (921)
                                                            --------  --------
      Benefit obligation at end of year....................   12,512    11,281
      Change in plan assets:
        Fair value of plan assets at beginning and end of
         year..............................................      --        --
                                                            --------  --------
      Funded status of the plan (underfunded)..............  (12,512)  (11,281)
      Unrecognized net actuarial loss......................    3,164     2,260
      Unrecognized prior service cost......................      659       888
      Unrecognized net asset at January 1, 1987 being
       recognized over 15 years............................      389       519
      Adjustment to recognized minimum liability...........   (2,789)   (2,486)
                                                            --------  --------
      Accrued pension cost.................................  (11,089)  (10,100)
      Accrued benefit liability............................   10,041     8,653
      Intangible asset.....................................    1,048     1,447
                                                            --------  --------
      Net amount recognized................................ $    --   $    --
                                                            ========  ========

                                                           1998   1997   1996
                                                          ------ ------ ------
                                                             (In Thousands)
      Net pension cost included the following
       components:
        Service cost--benefits earned during the period.  $  235 $  190 $  189
        Interest cost on projected benefit obligation...     813    783    761
        Net amortization and deferral...................     541    469    513
                                                          ------ ------ ------
      Net pension cost..................................  $1,589 $1,442 $1,463
                                                          ====== ====== ======

     In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7% for 1998, 7.5% for 1997 and 8% for 1996. The rate of increase in future compensation levels used was 4.5% for 1998, 5% for 1997 and 5.5% for 1996.

 Savings and Investment Plans

     The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts. The Company's matching contributions amounted to $1,153,000 in 1998, $1,099,000 in 1997 and $1,284,000 in 1996. Participants
are fully vested in the Company match after five years of service.

                                     F-21


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


     The Company has a field force retirement plan for the benefit of agents and managers. The plan is a defined contribution plan with contributions made entirely by the Company. Each agent or manager under a standard contract with one year of service with the Company is eligible to participate. The Company makes an annual contribution for each participant equal to 3% of eligible earnings up to the Social Security wage base and 6% of eligible earnings which are in excess of the Social Security wage base. Each participant is fully vested in his retirement account after five years of service. Assets of the plan are deposited in a retirement trust fund and maintained by the plan trustees who are appointed by the Company. The Company incurred costs related to this plan of $33,000 in 1998, $230,000 in 1997 and $225,000 in 1996.

 Defined Benefit Health Care Plan

     In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

   The following table presents the plan's funded status at December 31:

                                                               1998     1997
                                                              -------  -------
                                                              (In Thousands)
      Change in benefit obligations:
        Projected benefit obligation at beginning of year.... $11,490  $12,253
        Service cost.........................................     108      122
        Interest cost........................................     777      878
        Amendments...........................................     --      (793)
        Actuarial losses.....................................     260      143
        Benefits paid........................................  (1,234)  (1,113)
                                                              -------  -------
      Projected benefit obligation at end of year............  11,401   11,490
      Change in plan assets:
        Fair value of plan assets at beginning and end of
         year................................................     --       --
                                                              -------  -------
      Funded status of the plan (underfunded)................ (11,401) (11,490)
      Unrecognized net actuarial loss........................     529      268
      Unrecognized prior service cost........................   2,215    2,808
      Unrecognized transition obligation.....................   4,107    4,873
                                                              -------  -------
      Accrued pension cost...................................  (4,550)  (3,541)
      Accrued benefit liability..............................   4,550    3,541
                                                              -------  -------
      Net amount recognized.................................. $   --   $   --
                                                              =======  =======

                                     F-22


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


   Net periodic postretirement benefit cost includes the following components:

                                                             1998   1997   1996
                                                            ------ ------ ------
                                                               (In Thousands)
      Service cost........................................  $  108 $  122 $  118
      Interest cost.......................................     777    878    867
      Amortization of transition obligation over 20 years.     293    327    327
      Amortization of past service costs..................     295    407    407
                                                            ------ ------ ------
      Net periodic benefit cost...........................   1,473  1,734  1,719
      Plan curtailment adjustment.........................     770    --     --
                                                            ------ ------ ------
      Final periodic postretirement benefit cost..........  $2,243 $1,734 $1,719
                                                            ====== ====== ======

     The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

     The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7%, 7.25% and 7.5% at December 31, 1998, 1997 and 1996, respectively.

     As part of the restatement of the 1998 net periodic postretirement benefit cost, a curtailment loss was recognized. The curtailment resulted from closing certain field locations in March 1998.

9. Reinsurance

     The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
                                                         (In Thousands)
      Direct...................................... $118,315  $118,192  $124,912
      Assumed.....................................  152,844   134,541   116,154
      Ceded.......................................  (73,466)  (54,613)  (38,114)
                                                   --------  --------  --------
      Total net premium........................... $197,693  $198,120  $202,952
                                                   ========  ========  ========

     The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy, $1,000,000 on individual life insurance assumed and $200,000 on an individual life insured under a single group life policy. As of December 31, 1998, the Company had ceded to other life insurance companies individual life insurance in force of approximately $29.6 billion and group life of approximately $890 million.

     Benefits and reserves ceded to other insurers amounted to $54,670,000, $42,069,000 and $28,132,000 during the years ended December 31, 1998, 1997 and
1996, respectively. At December 31, 1998 and 1997, policy reserves ceded to other insurers were $77,460,000 and $55,568,000, respectively. Claim reserves ceded amounted to $18,016,000 and $16,432,000 at December 31, 1998 and 1997,
respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

                                     F-23


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


10. Related-Party Transactions

     The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 1998, 1997 or 1996. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $756,000, $873,000 and $1,035,000 during 1998, 1997 and 1996, respectively. The Company ceded claims of $240,000 during 1998 and no claims during 1997 or 1996.

     In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $8 million, $35 million and $60 million in account balances were ceded to Generali in 1998, 1997 and 1996, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 1998 and 1997 were $196 million and $213 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,564,000, $1,895,000 and $1,344,000 for the years ended December 31, 1998, 1997 and 1996, respectively. The Company held payables to Generali of $771,000 and $799,000 at December 31, 1998 and 1997, respectively.

11. Stockholder's Equity

     The changes in net unrealized gains (losses) that have been included in the balance sheet caption "other accumulated comprehensive income" in stockholder's equity are summarized as follows:

                                                                1998     1997
                                                               -------  -------
                                                               (In Thousands)
      Net unrealized gains (losses) on securities:
        Fixed maturities...................................... $19,416  $17,560
        Equity securities.....................................   4,159   10,999
        Securities held in separate account...................   1,593      334
        Other.................................................    (438)     --
                                                               -------  -------
      Net unrealized gains....................................  24,730   28,893
      Adjustment to deferred policy acquisition costs.........  (8,707)  (7,224)
      Adjustment to unearned revenue reserve..................     485      430
      Deferred income taxes...................................  (5,778)  (7,735)
                                                               -------  -------
      Net unrealized gains.................................... $10,730  $14,364
                                                               =======  =======

12. Discontinued Operations

     In June of 1994, the Company adopted a plan to dispose of its medical line of business. Accordingly, the medical line of business was considered a discontinued operation for the year ended 1996 and the consolidated financial statements reported separately the net assets and operating results of the discontinued operations.

     The Company also entered into an agreement during 1994 to dispose of the remainder of its medical line of business effective January 1, 1995. This transaction closed January 31, 1995 and, accordingly, was reflected in the 1995 consolidated financial statements. The agreement provided for the reinsurance of substantially all of the Company's remaining group and individual medical business through the renewal dates of the related contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. The estimated gain on disposal of this was recorded in 1995. An additional gain of $1,416,000, net of income taxes, was recorded in 1996 reflecting various adjustments to initial estimates.

                                     F-24


                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A Member of the Generali Group of Companies)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


13. Impact of Year 2000 (Unaudited)

     The Company continues to monitor the potential impact of the year 2000 on its systems and that of its primary vendors and business partners. This assessment extends to both informational technology systems and noninformation technology systems. All identified modifications to critical operating systems have been completed as of December 31, 1998, and the Company continues to validate completed systems to ensure ongoing compliance. Contingency plans are being developed and management estimates that these plans will be completed by mid 1999, which is prior to any anticipated impact on its operating systems. Total costs of the modifications have been immaterial to the Company's operations and have been expensed as incurred.

     The Company does face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third parties' inability to resolve their own year 2000 issues. The Company is actively monitoring the compliance programs of those third parties, and formal communication has been initiated with all major outside service providers. However, the Company is unable to predict with certainty to what extent its external relationships will be year 2000 ready.

     The forecast costs, consequences of the year 2000 problem and the dates on which the Company believes it will complete its various year 2000 computer modifications are based on its best estimates, which, in turn, were based on numerous assumptions of future events, including third-party modification and compliance plans, continued availability of resources and other factors. The Company cannot be sure that these estimates will be achieved or that the assumptions are accurate, and actual results could differ materially from those anticipated.

                                     F-25